Note 8 - Income Taxes - Reconciliation of Income Tax Rate (Details)	12 Months Ended
	Mar. 31, 2020	Mar. 31, 2019
Computed (expected tax rate)	21.00%	21.00%
State income taxes (net of federal tax benefit)	3.60%	3.20%
State tax credits	(0.80%)	0.70%
Federal credits	(0.80%)	1.00%
Addition to uncertain tax positions	0.30%	1.00%
Other permanent differences not deductible	0.20%	(0.20%)
Change in valuation allowance	0.70%	(0.20%)
Tax law change	(2.80%)
Other	0.60%	(0.60%)
Effective income tax rate	22.00%	25.90%